Exhibit 10.2

Fourth AMENDMENT TO Promissory note

THIS Fourth Amendment (THE “THIRD AMENDMENT”) DATED July 27, 2018, shall amend the Promissory note (THE “NOTE”) dated AS OF september 12, 2011 and AS amended on july 31, 2013 (the “first amendment”), JULY 27, 2015 (THE “SECOND AMENDMENT”), and July 20, 2017 (The “Third Amendment) AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “MAKER”) AND FROST GAMMA INVESTMENTS TRUST (THE “PAYEE”) AS NOTED BELOW. THE NOTE, THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, AND THE FOURTH AMENDMENT SHALL BE REFERRED TO AS THE AMENDED NOTE.

RECITALS

WHEREAS, Maker and Payee (collectively, the “Parties”) are parties to the Note which became effective on September 12, 2011;

WHEREAS, on July 20, 2017, the Parties amended the Note to extend the Maturity Date from July 31, 2017 until July 31, 2018; and

WHEREAS, the Parties wish to extend the Maturity Date from July 31, 2018 to July 31, 2020.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Note and this Fourth Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

The principal amount of the loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on July 31, 2020 (the “Maturity Date”).

2. Governing Law. This Fourth Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Note shall remain unmodified and in full force and effect.

4. Entire Agreement. This Fourth Amendment and the Amended Note constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Fourth Amendment but not otherwise defined shall have the meaning provided in the Note.

6. Counterparts. This Fourth Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this Fourth Amendment to the Note and Security Note as of the 27th day of July, 2018.

NON-INVASIVE MONITORING SYSTEMS, INC.

		By:	/s/ James J. Martin
		Name:	James J. Martin
		Title:	Chief Financial Officer

Agreed and Accepted:

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost, M.D.
Name:	Phillip Frost, M.D.
Title:	Trustee